Q4 and FY2020 Update Exhibit 99.1

Highlights 03 Financial Summary 04 Operational Summary 07 Vehicle Capacity 08 Core Technology 09 Other Highlights 10 Outlook 11 Photos & Charts 12 Key Metrics 25 Financial Statements 27 Additional Information 33

This past year was transformative for Tesla. Despite unforeseen global challenges, we outpaced many trends seen elsewhere in the industry as we significantly increased volumes, profitability and cash generation. For the full year 2020, we achieved an industry-leading1 6.3% operating margin (despite an increase of SBC to $1.7B). Teams across our organization, including supply chain, manufacturing, logistics and delivery, rose to the occasion to ensure strong execution. In addition, we continued to improve our products and make progress on our long-term roadmap. We ramped Model 3 in China to over 5,000 cars per week and started production of Model Y at Gigafactory Shanghai less than a year after breaking ground on the expansion. We also launched and ramped Model Y in Fremont in 2020. In Berlin and Austin, we remain on track to start vehicle production this year with structural batteries leveraging in-house battery cells. Our engineering team has made significant progress on Full Self Driving (FSD) software, with a limited release to customers. Finally, we are excited to ramp the updated Model S and Model X and deliver our first Tesla Semi by the end of the year. While 2020 was a critical year for Tesla, we believe that 2021 will be even more important. Thank you for your trust and support and for being on this journey with us. Operating cash flow less capex (free cash flow) of $2.8B in 2020 $4.9B increase in our cash and cash equivalents in Q4 to $19.4B Free cash flow $1.9B in Q4 Cash Half a million vehicles produced and delivered in 2020 Model Y production at Gigafactory Shanghai started in December 2020 Updated Model S and Model X launched in January 2021 Profitability $721M GAAP net income; $2.5B non-GAAP net income in 2020 $270M GAAP net income; $903M non-GAAP net income (ex-SBC*) in Q4 $575M GAAP operating income; 5.4% operating margin in Q4 SBC expense increased to $633M in Q4 Operations S U M M A R Y H I G H L I G H T S 3 *SBC = stock-based compensation 1 Based on latest available trailing 12-month (Q4 ’19 to Q3 ’20) operating margin reported by major OEMs.

F I N A N C I A L   S U M M A R Y (Unaudited) 4 (1) Prior period results have been retroactively adjusted to reflect the five-for-one stock split effected in the form of a stock dividend in August 2020. EPS = Earnings per share

F I N A N C I A L   S U M M A R Y (Unaudited) 5 (1) Prior period results have been retroactively adjusted to reflect the five-for-one stock split effected in the form of a stock dividend in August 2020. EPS = Earnings per share

F I N A N C I A L   S U M M A R Y Revenue Profitability Cash Total revenue grew 46% YoY in Q4. This was primarily achieved through substantial growth in vehicle deliveries as well as growth in other parts of the business. At the same time, vehicle average selling price (ASP) declined by 11% YoY as our product mix continued to shift from Model S and Model X to the more affordable Model 3 and Model Y. Our operating income improved in Q4 compared to the same period last year to $575M, resulting in a 5.4% operating margin. This profit level was reached while incurring SBC expense attributable to the 2018 CEO award of $267M in Q4, driven by an increase in our market capitalization and a new operational milestone becoming probable.  Positive impact from volume growth and regulatory credit revenue growth YoY was mainly offset by lower ASP (including price reduction of China-made Model 3 and price reductions of Model S and Model X before the introduction of updated models) but also by a series of notable items. These included a portion of Q4 SBC charges, vehicle warranty accruals, additional supply chain costs, Model S and Model X changeover costs and other items. Quarter-end cash and cash equivalents increased to $19.4B in Q4, driven mainly by our recent capital raise of $5.0B (average price of this offering was ~$632/share) and free cash flow of $1.9B, partially offset by early debt repayments (early conversion of convertible notes). 6

(1) Days of supply is calculated by dividing new car ending inventory by the quarter’s deliveries and using 75 trading days (aligned with Automotive News definition). 7 O P E R A T I O N A L   S U M M A R Y (Unaudited)

VEHICLE CAPACITY

Fremont

Over the past few weeks, we have been upgrading our Fremont Factory to launch the new Model S and Model X. These changes include a new powertrain (battery modules, battery packs, drive units), an entirely new interior, exterior updates and other improvements. Production will resume in Q1 and ramp back to full capacity over time. We also continue to increase Model Y production, including integration of the single-piece rear underbody castings, to meet customer demand.

Shanghai

Gigafactory Shanghai has demonstrated the ability to sustain Model 3 production at or above a run rate of 250,000/year. Model Y production started in late 2020 and is in the process of ramping to full capacity. Customer response to both Model 3 and Model Y continues to be strong. We recently started shipping Model 3 vehicles from Gigafactory Shanghai to several countries in Europe and APAC, which supplements production from the Fremont Factory for those markets.

Berlin-Brandenburg

Local production and deliveries remain a key part of our growth strategy. While our total market share in Europe increased in 2020, Gigafactory Berlin should enable a significant increase in local deliveries, similar to what we saw after constructing Gigafactory Shanghai. Buildout of our Berlin factory continues as planned, and we have already started to move machinery into the building.

Installed Annual Capacity		Current	Status
Fremont	**Model S / Model X**	100,000	Production
	Model 3 / Model Y	500,000	Production
Shanghai	**Model 3 / Model Y**	450,000	Production
Berlin	**Model Y**	-	Construction
Texas	**Model Y**	-	Construction
	Cybertruck	-	In development
TBD	**Tesla Semi**	-	In development
	Roadster	-	In development
	Future Product	-	In development

Installed capacity ≠ Current production rate. The production rate depends on the pace of factory ramp, supply chain ramp, downtime related to factory upgrades and national holidays and other factors.


1.5%
1.0%
0.5%
0.0%
US / Canada
Europe
China
2012
2013
2014
2015
2016
2017
2018
2019
2020

Global market share of Tesla vehicles by region

Source: Tesla estimates based on data from ACEA; Autonews.com; CAAM (light-duty vehicle only)

8

CORE TECHNOLOGY

Autopilot & Full Self Driving (FSD)

Over the last few months, we released multiple software updates to our FSD City Streets beta testers.[1] With each iteration, the system is becoming more robust, resulting in the widening of our user base. We continue to work on the development of our Dojo supercomputer. This computer is designed to process video data from our fleet and train our neural network at an extremely fast rate.

Vehicle Software

As has been the tradition in recent years, we released a holiday software update for our vehicles in December. This time, we included a variety of new games, enabled drivers to make an entrance with custom horn sounds through the external speaker and improved driving visualization among many other updates.

Battery & Powertrain

While our Model S and Model X battery module architecture evolved over the past 8 years, both the battery pack and modules have now been fully redesigned. Additionally, we have incorporated Model 3 and Model Y motor technology throughout as well as our heat pump for better winter range. These changes enable 5x more high-speed quarter-mile runs than the prior architecture, while further improving energy efficiency.

The Performance versions of Model S and Model X were replaced by Plaid, featuring a tri-motor powertrain with a unique high-speed, high-power rotor. Model S Plaid is the fastest accelerating production car ever made with a 0-60 mph time of <2.0 seconds and a quarter mile in under 9.3 seconds, faster than a Bugatti Chiron.


Sources: Tesla; OEM data
450
400
350
300
250
200
150
100
50
0
Jan-2019
Jan-2020
Jan-2021
Tesla Model S (AWD)
Highest range non-Tesla EV (AWD)

EPA est. range gap continues to widen

Model	0-60 mph	1/4 mile
Tesla Model S Plaid	<2.0 sec	<9.3 sec
Porsche 918 Spyder	2.1 sec	9.7 sec
Porsche 911 Turbo S (992)	2.2 sec	10.1 sec
Lamborghini Huracán Performante	2.2 sec	10.2 sec
Tesla Model S Performance	2.3 sec	10.4 sec
Dodge Challenger SRT Demon	2.3 sec	10.7 sec
Bugatti Chiron	2.4 sec	9.4 sec
Porsche Taycan Turbo S	2.4 sec	10.3 sec
Nissan GT-R Nismo	2.5 sec	10.8 sec
Bugatti Veyron	2.5 sec	9.9 sec

The fastest accelerating production cars ever made

Sources: Tesla; Auto Motor & Sport; Car and Driver; CarIndigo; Carscoops; Hot Rod, Motor Trend; Road & Track; TopSpeed

[1] No revenue is recognized for software released for initial FSD City beta testers

9

OTHER HIGHLIGHTS

Energy Storage

Energy storage deployments grew substantially from 2019 to 2020. For the first time, our total battery deployments surpassed 3 GWh in a single year, which is an 83% increase compared to the prior year. This growth was driven mainly by the popularity of Megapack, our utility scale storage product. Powerwall demand continues to increase as the residential business continues to grow. While we have made progress on production, we should see even further increases in supply in the next few months.

Our energy storage business continues to be supply-constrained as backlog remains strong. We are looking to increase capacity both on the manufacturing equipment side as well as supply chain side, to allow us to continue to grow at a similar pace again in 2021.

Solar Retrofit and Solar Roof

In 2020, solar deployments increased to 205 MW, 18% more than the prior year. This growth is the result of meaningful improvements to our solar retrofit strategy, including product simplification, cost reduction and industry-leading pricing. We have also made great progress growing our Solar Roof deployments, as we have expanded the team while simultaneously improving our installation efficiency.


3.0
2.5
2.0
1.5
1.0
0.5
0.0
2015
2016
2017
2018
2019
2020

Tesla energy storage deployments in GWh

10

OUTLOOK

Introduction

Given the number of significant projects in the pipeline, we have simplified our approach to guidance for 2021, enabling our teams to remain focused on achieving our long-term goals.

Volume

We are planning to grow our manufacturing capacity as quickly as possible. Over a multi-year horizon, we expect to achieve 50% average annual growth in vehicle deliveries. In some years we may grow faster, which we expect to be the case in 2021. The rate of growth will depend on our equipment capacity, operational efficiency and capacity and stability of the supply chain.

Cash

We have sufficient liquidity to fund our product roadmap, long-term capacity expansion plans and other expenses.

Profit

We expect our operating margin will continue to grow over time, continuing to reach industry-leading levels with capacity expansion and localization plans underway.

Product

We are currently building Model Y capacity at Gigafactory Berlin and Gigafactory Texas and remain on track to start deliveries from each location in 2021. Gigafactory Shanghai will continue to expand further through the course of the year. Tesla Semi deliveries will also begin in 2021.

11

P H O T O S & C H A R T S

T E S L A M O D E L S - F R O N T I N T E R I O R 13

T E S L A M O D E L S - R E A R I N T E R I O R 14

T E S L A M O D E L S P L A I D - E X T E R I O R 15

G I G A F A C T O R Y S H A N G H A I - M O D E L Y D I E C A S T 16

G I G A F A C T O R Y S H A N G H A I - M O D E L Y S T A M P I N G 17

G I G A F A C T O R Y S H A N G H A I - M O D E L Y B O D Y S H O P 18

G I G A F A C T O R Y S H A N G H A I - M O D E L Y G E N E R A L A S S E M B L Y 19

G I G A F A C T O R Y   S H A N G H A I   -   M O D E L   3   F A C T O R Y   ( F O R E G R O U N D ) ;   M O D E L   Y   F A C T O R Y   ( B A C K G R O U N D ) 20

21 G I G A F A C T O R Y B E R L I N - M O D E L Y F A C T O R Y C O N S T R U C T I O N

22 G I G A F A C T O R Y B E R L I N - M O D E L Y F A C T O R Y I N T E R I O R

23 G I G A F A C T O R Y B E R L I N - M O D E L Y F A C T O R Y I N T E R I O R

24 G I G A F A C T O R Y T E X A S 3 months ago Present day

Vehicle Deliveries (units) Net Income ($B) K E Y   M E T R I C S   Q U A R T E R L Y  (Unaudited) 25 Operating Cash Flow ($B) Free Cash Flow ($B)

K E Y   M E T R I C S   T R A I L I N G   1 2   M O N T H S   ( T T M ) (Unaudited) Vehicle Deliveries (units) Operating Cash Flow ($B) Free Cash Flow ($B) Net Income ($B) 26

F I N A N C I A L S T A T E M E N T S

S T A T E M E N T O F O P E R A T I O N S (Unaudited) 28 (1)Prior period results have been retroactively adjusted to reflect the five-for-one stock split effected in the form of a stock dividend in August 2020.

B A L A N C E   S H E E T (Unaudited) 29

S T A T E M E N T   O F   C A S H   F L O W S  (Unaudited) 30

R e c o n c I l I a t I o n   o f   G A A P   t o   N o n – G A A P   F I n a n c I a l   I n f o r m a t I o n (Unaudited) 31 (1)Prior period results have been retroactively adjusted to reflect the five-for-one stock split effected in the form of a stock dividend in August 2020. (2) Adjusted EBITDA margin is Adjusted EBITDA as a percentage of total revenues.

R e c o n c I l I a t I o n   o f   G A A P   t o   N o n – G A A P   F I n a n c I a l   I n f o r m a t I o n (Unaudited) 32 (1)Prior period results have been retroactively adjusted to reflect the five-for-one stock split effected in the form of a stock dividend in August 2020. (2) Adjusted EBITDA margin is Adjusted EBITDA as a percentage of total revenues.

A D D I T I O N A L   I N F O R M A T I O N WEBCAST INFORMATION Tesla will provide a live webcast of its fourth quarter 2020 financial results conference call beginning at 3:30 p.m. PT on January 27, 2021 at ir.tesla.com. This webcast will also be available for replay for approximately one year thereafter.   CERTAIN TERMS When used in this update, certain terms have the following meanings. Our vehicle deliveries include only vehicles that have been transferred to end customers with all paperwork correctly completed. Our energy product deployment volume includes both customer units installed and equipment sales; we report installations at time of commissioning for storage projects or inspection for solar projects, and equipment sales at time of delivery. "Adjusted EBITDA" is equal to (i) net income (loss) attributable to common stockholders before (ii)(a) interest expense, (b) provision for income taxes, (c) depreciation, amortization and impairment and (d) stock-based compensation expense, which is the same measurement for this term pursuant to the performance-based stock option award granted to our CEO in 2018. "Free cash flow" is operating cash flow less capital expenditures. NON-GAAP FINANCIAL INFORMATION Consolidated financial information has been presented in accordance with GAAP as well as on a non-GAAP basis to supplement our consolidated financial results. Our non-GAAP financial measures include non-GAAP automotive gross margin, non-GAAP net income (loss) attributable to common stockholders, non-GAAP net income (loss) attributable to common stockholders on a diluted per share basis (calculated using weighted average shares for GAAP diluted net income (loss) attributable to common stockholders), Adjusted EBITDA, Adjusted EBITDA margin and free cash flow. These non-GAAP financial measures also facilitate management’s internal comparisons to Tesla’s historical performance as well as comparisons to the operating results of other companies. Management believes that it is useful to supplement its GAAP financial statements with this non-GAAP information because management uses such information internally for its operating, budgeting and financial planning purposes. Management also believes that presentation of the non-GAAP financial measures provides useful information to our investors regarding our financial condition and results of operations so that investors can see through the eyes of Tesla management regarding important financial metrics that Tesla uses to run the business, and allowing investors to better understand Tesla’s performance. Non-GAAP information is not prepared under a comprehensive set of accounting rules and therefore, should only be read in conjunction with financial information reported under U.S. GAAP when understanding Tesla’s operating performance. A reconciliation between GAAP and non-GAAP financial information is provided above.  FORWARD-LOOKING STATEMENTS Certain statements in this update, including statements in the “Outlook” section; statements relating to the future development, production capacity and output rates, demand and market growth, deliveries, deployment, range and other features and improvements and timing of existing and future Tesla products and technologies such as Model 3, Model Y, Model S, Model X, Tesla Semi, Autopilot and Full Self Driving software and hardware, our energy storage products, the battery cells we are developing and our manufacturing technologies; statements regarding operating margin, spending and liquidity; and statements regarding construction, expansion, improvements and/or ramp and related timing at the Tesla Factory, Gigafactory Shanghai, Gigafactory Berlin and Gigafactory Texas are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations, and as a result of certain risks and uncertainties, actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: uncertainties in future macroeconomic and regulatory conditions arising from the current global pandemic; the risk of delays in launching and manufacturing our products and features cost-effectively; our ability to grow our sales, delivery, installation, servicing and charging capabilities and effectively manage this growth; consumers’ demand for electric vehicles generally and our vehicles specifically; the ability of suppliers to deliver components according to schedules, prices, quality and volumes acceptable to us, and our ability to manage such components effectively; any issues with lithium-ion cells or other components manufactured at Gigafactory Nevada; our ability to build and ramp Gigafactory Shanghai, Gigafactory Berlin and Gigafactory Texas in accordance with our plans; our ability to procure supply of battery cells, including through our own manufacturing; risks relating to international expansion; any failures by Tesla products to perform as expected or if product recalls occur; the risk of product liability claims; competition in the automotive and energy product markets; our ability to maintain public credibility and confidence in our long-term business prospects; our ability to manage risks relating to our various product financing programs; the status of government and economic incentives for electric vehicles and energy products; our ability to attract, hire and retain key employees and qualified personnel and ramp our installation teams; our ability to maintain the security of our information and production and product systems; our compliance with various regulations and laws applicable to our operations and products, which may evolve from time to time; risks relating to our indebtedness and financing strategies; and adverse foreign exchange movements. More information on potential factors that could affect our financial results is included from time to time in our Securities and Exchange Commission filings and reports, including the risks identified under the section captioned “Risk Factors” in our quarterly report on Form 10-Q filed with the SEC on October 26, 2020. Tesla disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise. 33